Fees Summary	Oct. 22, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 55,000,563.25
Previously Paid Amount	0.00
Total Fee Amount	4,785.05
Total Offset Amount	0.00
Net Fee	$ 4,785.05